[COOLEY GODWARD LLP LETTERHEAD]

April 7, 2005

Via Electronic Submission and Federal Express

U.S. Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Mail Stop 3-9
Washington, D.C. 20549
Attention: Michael Reedich

Re:
Allos Therapeutics, Inc.
Preliminary Proxy Statement filed March 25, 2005
File Number: 0 - 29815

Dear Mr. Reedich:

        On behalf of Allos Therapeutics, Inc. (the "Company" or "Allos"), we are electronically transmitting for filing Amendment No. 1 (the "Amendment") to the Company's Preliminary Proxy Statement (File No. 0-29815), marked to show changes from the Preliminary Proxy Statement originally filed with the Securities and Exchange Commission (the "Commission") on March 25, 2005. In addition to the marked Amendment filed via EDGAR, a courtesy copy of the marked Amendment and this letter is being sent to you under separate cover via Federal Express.

Response to Staff Comments

        This letter responds to your letter dated March 29, 2005, which sets forth the comments of the staff of the Commission (the "Staff") regarding the Preliminary Proxy Statement. For your convenience, each of the Staff's comments has been reprinted in italics below. The Staff's comments, and the Company's response thereto, are numbered to correspond with the paragraph numbers in the Staff's comment letter.

        The Amendment reflects changes made in response to the Staff's comments, as well as limited updating with respect to the filing of this amendment and in anticipation of filing with the Commission a Definitive Proxy Statement.

        1.     Comment: Supplementally, please provide us with an analysis which supports your determination that financial statements are not required pursuant to Item 13 of Schedule 14A.

        Response:    Instruction 1 to Item 13 of Schedule 14A clarifies that any or all of the information required by Item 13 may be omitted if not material for the exercise of prudent judgment in regard to the matter to be acted upon. The matter to be acted on in Proposal No. 2 in the Preliminary Proxy Statement is the approval of the exchange of outstanding Series A Exchangeable Preferred Stock ("Preferred Stock") into shares of Allos common stock. The Preferred Stock was sold by the Company in a financing transaction for cash, upon the terms and conditions and for the consideration described in detail in the Preliminary Proxy Statement. For example, see pages 15 through 21 of the Preliminary Proxy Statement where we describe the material terms of the Preferred Stock and the potential impact on current common stockholders if the share exchange is approved or is not approved, including a quantitative projection of potential dividends payable if the Preferred Stock remains outstanding as well as the effect on voting power and common stock ownership percentages if the Preferred Stock is exchanged. The Preliminary Proxy Statement also contains information regarding the gross and net cash proceeds to the Company from the financing transaction, as well as the number of shares of common stock that would be issued in exchange for the Preferred Stock should the matter be approved by current stockholders. The detailed information in the Preliminary Proxy provides the terms of the transaction that are relevant to the stockholders' decision regarding the share exchange. The accounting treatment for the transaction will not impact the understanding of the proposal because it will simply reflect the financing nature of the transaction, which is already fully discussed in the Preliminary Proxy. The additional information required by Item 13 would not enhance the stockholders' understanding of the proposal to exchange the Preferred Stock for common stock. For these reasons, we respectfully submit that the information required by Item 13 may be omitted because it is not material for the exercise of prudent judgment in regard to the matter to be acted upon.

        2.     Comment: In the "Summary of the Preferred Stock Financing" subsection of the proxy statement on page 16, you state that the terms of the financing and preferred stock are only summarized in the proxy statement and refer shareholders to a report you filed on Form 8-K for more information. You should summarize all of the material terms of the financing and preferred stock terms and certificate of designations in the proxy statement, and state in the proxy statement that you have done so. Also, you should explain to shareholders how they may obtain copies of the Form 8-K and the related transaction documents.

        Response:    Allos acknowledges the Staff's comment and has made the appropriate revisions on page 16.

        3.     Comment: A "change of control" as defined in the certificate of designations is not defined. Please expand your disclosure to state what this term means.

        Response:    Allos acknowledges the Staff's comment and has made the appropriate revisions on page 17.

        4.     Comment: Throughout the proxy statement, you state that the rights and privileges associated with the common stock issued in the share exchange will be identical to those associated with common stock outstanding currently. This does not appear to be the case, as holders of the common stock to be issued in the exchange will have registration rights and, in Warburg's case, board representation rights. Please amend the proxy statement to clarify that the shares of converted common stock will have these and any other material rights and privileges they may have.

        Response:    Allos acknowledges the Staff's comment and has made the appropriate revisions on page 19. We note that the statement regarding identical rights and privileges associated with the common stock issued in the share exchange as compared to those associated with the common stock outstanding currently is made only once in the proxy statement, on page 19.

        Allos respectfully requests the Staff's assistance in completing the review of the Amendment as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding the Amendment or this response letter to the undersigned at (720) 566-4025.

Very truly yours,

Cooley Godward LLP

/s/ Brent D. Fassett

Brent D. Fassett

cc: Marc H. Graboyes

Enclosure